EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 20, 1998 included in OncorMed, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                                /s/ ARTHUR ANDERSEN LLP

                                                    ARTHUR ANDERSEN LLP


Washington, D.C.
March 30, 1998